EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADDED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Repro Med Systems, Inc. (the “Company”) on Form 10-Q (the “Report”) for the period ending September 30, 2018 as filed with the Securities and Exchange Commission, I, Daniel S. Goldberger, Principal Executive Officer, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 9, 2018

/s/ Daniel S. Goldberger

Daniel S. Goldberger

Interim Chief Executive Officer